SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

                         CREDIT SUISSE CASH RESERVE FUND

The following information supplements certain information contained in the Fund's Statement of Additional Information.

As set forth in the Statement of Additional Information, the Cash Reserve Fund has adopted certain credit quality, maturity and diversification requirements under Rule 2a-7 under the Investment Company Act of 1940, as amended, as operating policies. In accordance with Rule 2a-7, the Cash Reserve Fund may invest up to 25% of its total assets in the first tier securities of a single issuer for a period of up to three business days. The Cash Reserve Fund may invest in the securities of only one issuer at any time in reliance on the foregoing.

Dated: October 23, 2003